Annual Report of
The Berwyn Fund


February 1, 1999


Dear Berwyn Fund Investor:

In 1998 The Berwyn Fund (TBF) experienced a very disappointing loss of
18.9 percent compared to a gain of 26.0 percent in 1997. TBF's net asset value per share fell from $22.01 to $16.96. The year-end share price reflects a capital gains distribution of $0.85 made on December 22, 1998.

The Fund's performance was particularly frustrating in light of the returns recorded by senior market indices. For the year, the Dow Jones Industrial Average (DJIA) and Standard and Poor's 500 (S&P 500) rose 18.1 percent and 28.6 percent, respectively. However, one-half of the S&P 500's price gain can be attributed to just 11 of the 500 stocks in the Index. On the NASDAQ, 1,690 stocks advanced while 3,351 declined. In fact, individual stock performance appeared to have less to do with corporate profitability and more to do with market capitalization. In contrast to the S&P 500's performance, the Russell 2000 (mid and small capitalization stocks) fell 2.6 percent and the Micro Cap 50 fell 21.0 percent during 1998 as shown in the chart below.




The nadir for the Fund's performance was October 8th when the share price bottomed at $15.24. This bottom occurred in the midst of a major selling panic which was heightened by the looming insolvency of the Long Term Capital Management Hedge Fund. We believe that this selling panic fully discounted any near term recession and the Fund should experience dramatic returns from the October low in the months to come.

The unprecedented performance of large-cap stocks continues to surprise and ever astonish seasoned professional investors. Since Alan Greenspan, Chairman of the Federal Reserve Board, uttered his famous "irrational exuberance" characterization of the stock market in December, 1996, the S&P 500 has risen an additional 60 percent in spite of lackluster corporate earnings growth. As of this writing the DJIA and S&P 500 are trading at 24.1 and 33.6 times their past 12 month earnings, respectively, compared to an historical average of 14 to 15.

In contrast to the higher price-to-earnings (P/E) ratios placed upon larger-cap stocks, investors have temporarily reduced the valuations placed upon small-cap stocks. This was the principal reason for TBF's underperformance last year. At year-end many of the stocks in the portfolio were selling below ten times trailing earnings and several were selling under seven times trailing earnings. Rather than contracting, as we had erroneously predicted in our 1998 semi-annual report, the disparity in valuations between large and small-cap stocks widened during the second half of the year. In our opinion, there is no financial rationale for this disparity in price-to-earnings ratios and further reductions in small-cap P/E's seem unlikely. In the absence of a major recession, corporate share repurchases, takeovers by larger companies and bargain hunting by value investors should result in an increase in small-cap valuations.

At year-end the Fund's largest positions were concentrated in metals and mining, machinery manufacturing, computers, precision instruments, oil and gas exploration and oil refining. Continued growth in the U.S. economy coupled with a stabilization of the 1998 decline in underdeveloped foreign economies would be positive for the portfolio.

The following chart compares TBF with the Russell 2000 Index (Index) on a total return basis. With the exception of last year, the Fund has shown a good correlation with the Index, which represents two-thirds of the broad market. We believe the underperformance of TBF in 1998 compared to the Index to be a function of the following:

?	although the Index is comprised of mid and small-cap stocks, its performance is market capitalization weighted emphasizing the larger stocks in its universe;

?	the Index may have a heavier weighting in the high technology and healthcare sectors than TBF, both of which did well in 1998; and

?	the Index appeared to have a large turnover in its composition during the year as poorer performing stocks were dropped from the Index and new stocks added.



In 1998 the assets of the Fund decreased to $62.9 million. Operations continue to run efficiently with a low expense ratio of 1.20 percent. Portfolio turnover was 19 percent. A low turnover rate is instrumental in controlling realized gains and annual taxable income to our shareholders.

The management of your Fund will continue to make value oriented investment decisions during these heady and unprecedented times. We appreciate your support and look forward to restoring an upward trend in 1999.

Very truly yours,



Robert E. Killen
	Kevin M. Ryan
President
	Secretary-Treasurer


Long Term Fund Performance* (12/31/98)
(Average Annual Compounded Return)

Fund		1 year		5 years
	10 years
	TBF	-18.90%	 7.65%	10.01%
*Past performance is not a guarantee of future results.

Note:

Returns for The Berwyn Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of dividends (total return). All index returns listed herein also include the reinvestment of dividends (total return).

THE BERWYN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


NOTE 1 - ORGANIZATION

The Berwyn Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a nondiversified open-end management company and incorporated under the laws of the Commonwealth of Pennsylvania. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than one year, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies.
The preparation of financial statements in accordance with generally accepted accounting principles requires management of the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

Accordingly, $122,129 and $257,165 have been reclassified from undistributed net investment loss to accumulated net realized capital gains and paid in capital, respectively, relating to the net investment loss for the year ended December 31, 1998.

Repurchase Agreements: The Fund invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of the collateral be sufficient to cover principal and interest in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, and the Directors and Officers of the Fund, together with their families, owned 344,533 shares of the Fund at December 1998. Certain Directors and Officers of the Fund are also Directors and Officers of the Investment Adviser

During the year ended December 31, 1998, the Fund paid $109,726 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the year, the Fund made purchases of $15,578,081 and sales of $37,157,395 of investment securities other than U.S. Government securities and temporary cash investments.

Cost of securities owned at December 31, 1998 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 1998, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $8,001,391 of which $20,108,928 related to appreciated securities and $12,107,537 related to depreciated securities.


The Berwyn Fund, Inc.

Annual Shareholders Meeting



The Fund's Annual Meeting of Shareholders was held on March 27, 1998. Shareholders re-elected Anthony N. Carrelli, Denis P. Conlon, Robert
E. Killen, Kevin M. Ryan, and William H. Vonier as Directors, approved the renewal of the Investment Advisory Agreement between the Fund and The Killen Group, Inc., and ratified the appointment of Price Waterhouse LLP, which effective July 1, 1998 became PricewaterhouseCoopers LLP, as the Fund's independent accountants.
The resulting vote count for each proposal is indicated below.

1.	Election of Directors:

			Robert E. Killen	Anthony N. Carrelli	Denis P. Conlon
Kevin M. Ryan	William H. Vonier

		For:	2,439,755	2,441,547	2,441,547	2,441,547	2,441,547
	Withheld:	24,023	22,231	22,231	22,231	22,231
	Abstain:

2.	Approval of the Investment Advisory Agreement with The Killen
Group, Inc.:

		For:	2,405,968
		Against:	27,529
		Abstain:	30,279

3.	Ratification of appointment of Price Waterhouse LLP as the Fund's independent accountants:
		For:	2,428,719
	Against:	12,388
	Abstain:	22,669




Special 1998 Tax Information (Unaudited)

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,020,287 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is designated as a 20% rate gain distribution.

THE BERWYN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998



Assets:
Investments in Securities, at Value
    (Cost $54,704,407) (Note 2)	$62,705,798
Receivables:
      Dividends		16,820
      Interest			4,441
      Receivable for Securities Sold	       539,903
		Total Assets	63,266,962

Liabilities:
Payable to Custodian	240,440
Payable for Investment Securities Purchased	11,149
Investment Advisory Fee Payable	105,192
Accrued Expenses	      48,569
		Total Liabilities	    405,350


Net Assets:  (1)
Applicable to 3,707,507 Shares Outstanding of
    Common Stock, $1.00 Par Value
    (Authorized 20,000,000 Shares)	$62,861,612

Net Asset Value and Offering Price Per Share
    ($62,861,612/3,707,507 Shares Outstanding)	$         16.96

Minimum Redemption Price Per Share (Note 1)	$         16.79


(1)	On December 31, 1998 Net Assets consisted of the following:
	Common Stock, Par Value $1.00 Per Share	$  3,707,507
	Paid-in Capital	51,043,322
	Net Unrealized Appreciation of Investment Securities	8,001,391
	Accumulated Undistributed Realized Gain	     109,392

			$62,861,612





The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998



Investment Income:
	Dividends	$593,686
	Interest	  38,761

	Total Investment Income		     632,447

Expenses:
	Investment Advisory Fee (Note 3)	843,125
	Transfer Agent Fees	38,180
	Custodian Fees	19,025
	Professional Fees	37,467
	Registration Fees	22,525
	Directors' Fees	3,272
	Printing Expenses	26,031
	Office Expenses	10,495
	Insurance	5,443
	Taxes (Other than Income Taxes)	    6,178

		Total Expenses		  1,011,741

		Net Investment Loss		    (379,294)

Realized and Unrealized Gain on Investments:
	Net Realized Gain from Sales of Investment Securities		3,217,798

	Net Change in Unrealized Appreciation on
	    Investment Securities		(18,672,695)

	Net Realized and Unrealized Loss on Investments		(15,454,897)

Net Change in Net Assets Resulting from Operations		$(15,834,191)









The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


			Year Ended	Year Ended
			    12/31/98   	    12/31/97
Increase in Net Assets from Investment Activities:
	Net Investment Loss	$      (379,294)	$       (14,587)
	Net Realized Gain from Sales of Investment Securities	3,217,798	11,157,767
	Change in Unrealized Appreciation of
	     Investment Securities	  (18,672,695)	    9,906,025

	 Net Increase in Net Assets Resulting
	     from Operations	  (15,834,191)	  21,049,205

Distributions to Shareholders:
	From Net Realized Gain from Sales
		of Securities	    (3,020,287)	 (11,109,169)

	Total Distributions	    (3,020,287)	 (11,109,169)

Capital Share Transactions (1):
	Net Proceeds from Sales of Shares	10,881,238	16,907,676
	Cost of Shares Redeemed	(32,474,603)	(31,163,748)
	Distributions Reinvested	     2,903,515	  10,666,006

	 Net Increase (Decrease) in Net Assets from
	     Capital Share Transactions	  (18,689,850)	  (3,590,066)

	 Total Increase (Decrease) in Net Assets	(37,544,328)	6,349,970

Net Assets:
	 Beginning of Year	100,405,940	  94,055,970

	 End of Year (Including Undistributed
	     Net Investment Income of $0
	     and $0, respectively)	$  62,861,612	$100,405,940

(1)	Capital Shares Issued and Redeemed:
	Shares Sold	516,002	723,336
	Shares Redeemed	(1,549,296)	(1,435,061)
	Shares Reinvested	        179,673	       497,018
			       (853,621)	      (214,707)



The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




YEAR ENDED

12/31/98	12/31/97	12/31/96	12/31/95	12/31/94

Net Asset Value, Beginning of Year	$22.01	$19.69	$19.43	$17.55	$17.67
			_______	_______	_______	_______	_______
Income from Investment Operations:
      Net Investment Income (Loss)	(0.09)	0.00	(0.02)	0.00	0.02
      Net Realized and Unrealized Gains
          (Losses) on Securities	(4.11)	5.06	2.78	3.34	0.65
			_______	_______	_______	_______	_______
		Total from Investment Operations	(4.20)	5.06	2.76	3.34	0.67
			_______	_______	_______	_______	_______

Less Distributions:
      Dividends from Net Investment Income	0.00	0.00	0.00	(0.01)	(0.01)
      Distributions from Net Realized Gains	(0.85)	(2.74)	(2.50)	(1.45)	(0.78)
			_______	_______	_______	_______	_______

		Total Distributions	(0.85)	(2.74)	(2.50)	(1.46)	(0.79)
			_______	_______	_______	_______	_______

Net Asset Value, End of Year	$16.96	$22.01	$19.69	$19.43	$17.55




		Total Return	(18.90%)	26.05%	14.35%	19.18%	3.90%


Ratios/Supplemental Data:
Net Assets, End of Period (000)	$62,862	$100,406	$94,056	$97,234	$63,522

Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.21%	1.23%	1.33%

Ratio of Net Investment Income (Loss) to
    Average Net Assets	(0.45%)	(0.02%)	(0.10%)	0.04%	0.11%

Portfolio Turnover Rate		19%	26%	32%	32%	24%







The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998



Number of
    Shares    	                      COMMON STOCKS  -
99.2%                           	     Value*

		AEROSPACE / DEFENSE -
3.3%
	67,166	Ducommun Inc. +	$   927,730
	69,201	Whittaker Corp. +	1,167,767
			2,095,497
		AIRLINES -
2.4%

	34,300	Alaska Air Group, Inc. +	1,517,775

		ALCOHOLIC BEVERAGE -
1.9%
	144,141	Todhunter International Corp. +	1,171,145

		AUTOMOTIVE AND TRUCK PARTS -
1.1%
	252,334	National Standard Co. +	   725,460

		BANKING - 4.4%

	74,720	BSB Bancorp Inc.	2,419,060
	28,500	Lawrence Savings Bank	   365,165
		 	2,784,225
		CHEMICALS -
0.1%

	4,000	Carbide Graphite +	     59,000

		COMMERCIAL PRINTING -
3.3%
	86,167	Courier Corp.	2,046,466

			COMPUTER & PERIPHERALS -
6.1%
	261,855	Data I/O Corp. +	450,076
	54,950	Inacom Corp. +	817,381
	191,000	Plaintree Systems +	89,541
	173,002	Printronix, Inc. +	2,486,904
			3,843,902
		DIVERSIFIED MANUFACTURING - 3.9%

	4,985	Griffon Corp. +	52,965
	82,404	Lindberg Corp.	741,636
	57,908	Robbins & Myers, Inc.	1,281,214
	40,000	Synalloy Corp.	   355,000
			2,430,815


The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
STATEMENT OF INVESTMENTS (Continued)



Number of
    Shares   	                  COMMON STOCKS
(Continued)                       	         Value*

		ELECTRONICS INTEGRATED -
3.8%
	371,417	Scan-Optics	$1,427,653
	69,100	Trans-Lux Corp.	630,537
	117,100	Wells-Gardner Electronics	   314,706
			2,372,896
		FOOD PROCESSING & DISTRIBUTION -
1.8%
	91,701	Orange Co.	607,519
	58,000	Chiquita Brands International	   554,625
			1,162,144
		FOREST & PAPER PRODUCTS -
4.2%
	38,200	Greif Brothers Corp.	1,112,575
	26,406	MAXXAM Inc.	1,515,044
			2,627,619
		FURNITURE MANUFACTURING - 2.2%

	84,998	Ladd Furniture +	1,370,593

		INDUSTRIAL EQUIPMENT -
0.9%
	47,000	Airgas Inc.	420,062
	128,500	Dura Products International	   124,645
			   544,707
		INSURANCE -
4.1%
	8,900	Chicago Title	417,744
	67,063	First American Financial Corp.	2,154,399
					2,572,143
		MACHINERY MANUFACTURING - 7.1%

	38,700	Hardinge, Inc.	711,112
	132,044	Terex Corp. +	3,771,507
			4,482,619
		MANUFACTURED HOUSING -
3.5%
	85,200	Drew Ind. +	990,450
	76,000	Kevco Inc. +	541,500
	42,000	Patrick Industries	   645,750
			2,177,700





The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
STATEMENT OF INVESTMENTS (Continued)



Number of
    Shares   	                  COMMON STOCKS
(Continued)                     	         Value*

		MARITIME INDUSTRY -
4.1%
	143,311	Anangel-American Shipholders	$   725,512
	273,605	B & H Ocean Carriers	1,060,219
	260,437	BT Shipping Ltd. ADR+	195,328
	61,700	Stolt-Nielsen S.A.	   609,287
			2,590,346
		MEDICAL PRODUCTS & SERVICES -
1.3%
	345,676	Quidel Corp.+	   820,980

		METALS & MINING -
8.2%
	580,139	Campbell Resources, Inc. +	145,035
	29,450	Cleveland Cliffs, Inc.	1,187,203
	23,000	Freeport McMoran  Class B	240,062
	51,200	Impala Platnium-UNSPON ADR	696,289
	147,200	Kaiser Aluminum +	717,600
	310,110	Nord Pacific Limited ADR+	193,819
	512,350	Westmoreland Coal Co. +**	1,953,334
			5,133,342
		OIL & GAS EXPLORATION & PRODUCTION - 5.9%
	31,000	Berry Petroleum		439,812
	83,000	Callon Petroleum +		964,875
	170,000	Coho Energy +	478,125
	59,596	Louis Dreyfus Natural Gas +	849,243
	220,864	Ranger Oil Ltd.	   980,084
				3,712,139
		OIL REFINING -
5.7%
	411,344	Frontier Oil Corp.	2,031,011
	48,000	Giant Industries	450,000
	30,200	Sun Co.	1,089,087
			3,570,098
		PRECISION INSTRUMENTS -
6.5%
	150,112	Brown & Sharpe + 	1,200,896
	133,470	Esterline Technology Corp. +	2,902,972
			4,103,868
		RETAIL INDUSTRY -
1.1%
	31,900	Blair Corporation	   707,781


The accompanying notes are an integral part of these financial statements.

THE BERWYN FUND, INC.
STATEMENT OF INVESTMENTS (Continued)



Number of
    Shares   	                  COMMON STOCKS
(Continued)                       	         Value*

		STEEL & STEEL PRODUCTS - 4.9%

	91,702	AK Steel Holding Corp.	$  2,154,997
	114,828	Keystone Consolidated Inc. 	     932,977
			  3,087,974
		TELECOMMUNICATIONS - 3.3%

	62,766	Commonwealth Telephone Enterprise +	  2,063,432

		TEXTILES -
4.1%

	117,540	Culp, Inc.	925,627
	213,049	Dixie Group, Inc.	  1,651,130
			  2,576,757

TOTAL COMMON STOCKS (Cost $54,204,407)	$62,351,423

     Face
  Amount	                    CORPORATE BONDS  -
0.6%                      	        Value*

	$250,000	Campbell Resources  7.5%   CV  07/20/04 	$     119,688
	250,000	TransLux  7.5%  CV  12/01/06	     234,687
			     354,375

TOTAL CORPORATE BONDS (Cost $500,000)	     354,375

TOTAL INVESTMENTS (Cost $54,704,407) - 99.8%	62,705,798

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	     155,814

NET ASSETS - 100%	$62,861,612

____________________________________
	*	See Note 2 to the Financial Statements
	** 	Considered to be an affiliate under the Investment Company
Act of 1940
	+	Non-Income Producing Security
	ADR	American Depositary Receipt
	CV	Convertible Security
UNSPON		Unsponsored



The accompanying notes are an integral part of these financial statements.

PricewaterhouseCoopers




Report to Independent Accountants


To the Board of Directors and Shareholders of The Berwyn Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Berwyn Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
February 12, 1999